Vessels in Operation, less Accumulated Depreciation - Schedule of Vessels in Operation, Less Accumulated Depreciation (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Cost	$ 1,070,627	$ 1,014,473
Accumulated Depreciation	(234,146)	(196,598)
Drydock expenditure - in progress	56
Net book value	$ 836,537	$ 817,875	$ 856,394